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                          INDEPENDENT AUDITORS' CONSENT


                                                                    Exhibit 23.1

CONSENT OF KPMG LLP


We consent to the use of our reports incorporated herein by reference.


/s/ KPMG LLP
Minneapolis, Minnesota
March 13, 2000


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